Stock Subscriptions Receivable	12 Months Ended
Dec. 31, 2012
Stock Subscription Receivable Disclosure [Abstract]
Stock Subscription Receivable Disclosure

Note 23 — Stock Subscriptions Receivable

During the year ended December 31, 2002, the Company’s Board of Directors authorized to make loans to certain senior employees to allow them to participate in a rights offering and purchase 433,828 shares of common stock at a price of $0.6375 per share. While the loans were initially due September, 2007, the due date was extended to December 2012. The loans bear interest at 6% and are shown as stock subscriptions receivable in the accompanying consolidated financial statements. During the year ended ending December 31, 2012 two stock subscriptions inclusive of gross interest to maturity totaling $76,104 was forgiven. Subscription receivables was reduced by $76,104 with an offset to non-cash compensation expense of $74,073 and a reduction of $2,031 in Additional Paid-In Capital to reduce the unearned gross interest that was previously accrued. During 2011 a stock subscription inclusive of gross interest to maturity totaling $151,232 was forgiven. Subscription receivables was reduced by $151,232 with an offset to non-cash compensation expense of $99,828 and a reduction of $3,183 in Additional Paid-In Capital to reduce the unearned gross interest that was previously accrued. There were no changes in 2010.